UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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International Assets Holding Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL ASSETS HOLDING CORPORATION

220 E. Central Parkway

Suite 2060

Altamonte Springs, Florida 32701

January 18, 2007

Dear Shareholders:

You are cordially invited to attend the annual meeting of shareholders of International Assets Holding Corporation to be held at the Company’s offices in New York at 708 Third Avenue, 7th Floor, New York, New York 10017 on Thursday, February 22, 2007 at 10:00 a.m.(local time).

At the meeting, shareholders will be asked to vote on the election of seven directors, the ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accounting firm for the Company’s 2007 fiscal year, the approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 12,000,000 shares to 17,000,000 shares, the approval of an amendment to the Company’s Certificate of Incorporation to reduce the total number shares of preferred stock which the Company is authorized to issue from 5,000,000 shares to 1,000,000 shares, the approval of the proposed International Assets Holding Corporation 2007 Restricted Stock Plan and the approval of the proposed 2007 Executive Performance Plan.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered at the meeting.

Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting.

Thank you for your continued support of International Assets Holding Corporation.

Sincerely,

Diego J. Veitia
Chairman

INTERNATIONAL ASSETS HOLDING CORPORATION

220 E. CENTRAL PARKWAY, SUITE 2060

ALTAMONTE SPRINGS, FLORIDA 32701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 22, 2007

TO THE SHAREHOLDERS OF

INTERNATIONAL ASSETS HOLDING CORPORATION

The annual meeting of the shareholders of International Assets Holding Corporation, a Delaware corporation, (the “Company”), will be held on Thursday, February 22, 2007, at 10:00 a.m. (local time), at the Company’s offices located at 708 Third Avenue, 7th Floor, New York, NY 10017, for the following purposes:

1. To elect seven directors to serve until the 2008 annual meeting of shareholders.

2. To ratify the appointment of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accounting firm for the 2007 fiscal year.

3. To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 12,000,000 shares to 17,000,000 shares.

4. To approve an amendment to the Company’s Certificate of Incorporation to decrease the total number of shares of preferred stock which the Company is authorized to issue from 5,000,000 shares to 1,000,000 shares.

5. To approve the proposed International Assets Holding Corporation 2007 Restricted Stock Plan.

6. To approve the proposed International Assets Holding Corporation 2007 Executive Performance Plan.

7. To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on December 26, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. We hope that you will attend the meeting, but if you cannot do so, please complete, date and sign the enclosed proxy card, and return it in the accompanying envelope as promptly as possible. Returning the enclosed proxy card will not affect your right to vote in person if you attend the meeting.

By Order of the Board of Directors

SEAN M. O’CONNOR
Chief Executive Officer

Altamonte Springs, Florida

January 18, 2007

i

INTERNATIONAL ASSETS HOLDING CORPORATION

220 E. Central Parkway

Suite 2060

Altamonte Springs, Florida 32701

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD

FEBRUARY 22, 2007

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors of International Assets Holding Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of shareholders to be held on Thursday, February 22, 2007, at 10:00 a.m. (local time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Company’s offices located at 708 Third Avenue, 7th Floor, New York, NY 10017. The Company intends to mail this proxy statement and accompanying proxy card on or about January 18, 2007 to all shareholders entitled to vote at the annual meeting.

ABOUT THE MEETING

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on December 26, 2006 (the “Record Date”) and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on six items:

1. The election of seven directors (see page 6).

2. The ratification of Rothstein, Kass & Company, P.C. as the Company’s independent registered public accounting firm for fiscal 2007 (see page 12).

3. The approval of an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 12,000,000 shares to 17,000,000 shares (see page 17).

4. The approval of an amendment to the Company’s Certificate of Incorporation to decrease the total number of shares of preferred stock which the Company is authorized to issue from 5,000,000 shares to 1,000,000 shares (see page 19).

5. The approval of the proposed International Assets Holding Corporation 2007 Restricted Stock Plan (see page 20).

6. The approval of the proposed International Assets Holding Corporation 2007 Executive Performance Plan (see page 24).

How do I vote?

Shareholders of Record

If you are a shareholder of record, there are two ways to vote:

•	By completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•	By voting in person at the meeting.

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. You may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or internet. Check your proxy card for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.

Regardless of how your shares are registered, if you complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as directors.

2. FOR the ratification of the appointment of Rothstein, Kass & Company, P.C. as independent registered public accounting firm for the 2007 fiscal year.

3. FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.

4. FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to reduce the authorized preferred stock.

5. FOR the approval of the proposed International Assets Holding Corporation 2007 Restricted Stock Plan.

6. FOR the approval of the proposed International Assets Holding Corporation 2007 Executive Compensation Plan.

Unless you give contrary instructions on your proxy card, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card would authorize Diego Veitia and Sean O’Connor to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 7,942,393 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on Record Date must be present at the meeting in person or by proxy in order to fulfill the quorum requirement necessary to hold the meeting. This means at least 3,971,197 shares must be present in person or by proxy.

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

In the election of directors, the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For the proposal to approve the amendments to the Company’s Certificate of Incorporation, the affirmative vote of a majority of the outstanding shares of common stock on the Record Date will be required for approval. An abstention with respect to this proposal is not an affirmative vote and therefore will have the same effect as a negative vote.

For all other proposals, the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to these proposals will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

If a broker indicates on the proxy that it does not have discretionary authority as to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to the matter.

Can I change my vote?

Yes. You may change your vote by sending in a new proxy card with a later date, or, if you are a shareholder of record, sending written notice of revocation to the Company’s Corporate Secretary at the address on the cover of this proxy statement. Also, if you attend the meeting and wish to vote in person, you may request that your previously submitted proxy not be used.

Who can attend the annual meeting?

Any person who was a shareholder of the Company on December 26, 2006 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for director named in this proxy statement;

•	FOR ratification of the appointment of Rothstein, Kass & Company, P.C. as the independent registered public accounting firm for the Company for the 2007 fiscal year.

•	FOR the approval of the amendment to the Company’s Certificate of Incorporation to increase the authorized common stock.

•	FOR the approval of the amendment to the Company’s Certificate of Incorporation to reduce the authorized preferred stock.

•	FOR the approval of the proposed International Assets Holding Corporation 2007 Restricted Stock Plan.

•	FOR the approval of the proposed International Assets Holding Corporation 2007 Executive Performance Plan.

PROPOSAL 1 - ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors of the Company is fixed, and may be increased or decreased by resolution of the Board of Directors. Currently, the board has fixed the number of directors at seven persons.

The Nominating Committee has nominated and the Board of Directors has approved the nominations of seven persons to serve as directors until the 2008 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to serve if elected. The nominees are as follows:

Name of Nominee	Age	Director Since
Diego Veitia	63	1987
Sean M. O’Connor	44	2002
Scott J. Branch	44	2002
Robert A. Miller, Ph.D.	64	1998
John Radziwill	59	2002
Justin R. Wheeler	34	2004
John M. Fowler	57	2005

The background of each nominee for director is as follows:

Diego J. Veitia founded the Company in 1987 and served as Executive Chairman of the Board until September 30, 2006. Mr. Veitia currently serves as non-executive Chairman of the Board. He served as Chief Executive Officer of the Company from its inception in 1987 until October 2002. He has also served as President of the Company on several occasions, including most recently from September 2001 to October 2002.

Sean M. O’Connor joined the Company in October 2002 as Chief Executive Officer. In December 2002, he was elected to the Board of Directors. From 1994 until 2002, Mr. O’Connor was Chief Executive Officer of Standard New York Securities, a division of Standard Bank. From 1999 until 2002, Mr. O’Connor also served as Executive Director of Standard Bank London, Ltd., a United Kingdom bank and subsidiary of the Standard Bank of South Africa.

Scott J. Branch joined the Company in October 2002 as President. In December 2002, he was elected to the Board of Directors. Mr. Branch was General Manager of Standard Bank London, Ltd. from 1995 until 2002. During this period, he also served in other capacities for Standard Bank, including management of its banking and securities activities in the Eastern Mediterranean Region and management of its forfaiting and syndications group.

Robert A. Miller, Ph.D. was elected as a director of the Company in February 1998. He currently acts as an independent consultant and serves as Interim Senior Vice President and Provost of Roger Williams University, Bristol, Rhode Island. Dr. Miller previously served as President of Nazareth College in Rochester, New York from 1998 until 2005. He also served as a director of Bergmann Associates, LLC, a privately owned architectural and engineering firm based in Rochester, New York from 2000 until 2004.

John Radziwill was elected as a director of the Company in December 2002. Mr. Radziwill is currently a director of Lionheart Group, Inc., USA Micro Cap Value Co. Ltd, Goldcrown Group Limited, New York Holdings Limited, Acquisitor Plc and Acquisitor Holdings (Bermuda) Ltd. In the past five years, he has also served as a director of Interequity Capital Corporation, GP and Radix Organization Inc. Mr. Radziwill is a member of the Bar of England and Wales.

Justin R. Wheeler was elected as a director of the Company in November 2004. Since 2000, Mr. Wheeler has been President of the Asset Management Group and Vice President of Leucadia National Corporation, the Company’s largest shareholder. He also serves as President and Chief Executive Officer of American Investment Bank, a wholly owned subsidiary of Leucadia.

John M. Fowler has been a private investor since 1998. From 1996 to 1998, Mr. Fowler was the Chief Financial Officer, Executive Vice President and Director of Moneygram Payment Systems, Inc. He also served as an Executive Vice President of the Travelers Group, Inc. (now Citigroup, Inc.) from 1986 to 1994.

THE BOARD RECOMMENDS A VOTE “FOR”

EACH NOMINEE

The Board of Directors and its Committees

The Company’s Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the Board of Directors provides advice and counsel to, and ultimately monitors the performance of, the Company’s senior management.

There are three committees of the Board of Directors — the Audit Committee, the Compensation Committee and the Nominating Committee. Committee assignments are re-evaluated annually and approved during the Board meeting which follows the annual meeting of shareholders. The Board of Directors has determined that, in its judgment as of the date of this Proxy Statement, each of the Company’s directors, other than Scott Branch, Sean O’Connor and Diego Veitia, are independent directors within the meaning of Rule 4200 of the National Association of Securities Dealers, Inc. (the “NASD”). Accordingly, all of the members of the Audit, Compensation and Nominating Committees are independent within the meaning of NASD Rule 4200.

The Board of Directors has adopted charters for all of its Committees. Copies of these charters can be found on the Company’s website at http://www.intlassets.com.

During the fiscal year ended September 30, 2006, the Board of Directors held four meetings. Each director attended at least 75% of the total number of meetings of the Board and the Board committees of which he was a member in 2006.

The Company has adopted a formal policy regarding attendance by members of the Board of Directors at the Company’s annual meeting of shareholders and at scheduled meetings of the board of directors. This policy is as follows:

Attendance of Directors at Meetings

The Board of Directors currently holds regularly scheduled meetings and calls for special meetings as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all Board meetings and meetings of the Committees of the Board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties.

Directors are also expected to attend the annual meeting of shareholders. The Board believes that director attendance at shareholder meetings is appropriate and can assist directors in carrying out their duties. When directors attend shareholder meetings, they are able to hear directly shareholder concerns regarding the Company. It is understood that special circumstances may occasionally prevent a director from attending a meeting.

Six of the Company’s seven current directors attended the 2006 annual meeting of the shareholders.

Audit Committee

The Audit Committee meets at least quarterly with the Company’s management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and engage the independent accountants, assess the adequacy of the Company’s staff, management performance and procedures in connection with financial controls and receive and consider the accountants’ comments on the Company’s internal controls. The current members of the Audit Committee are John Radziwill (Chairman), Justin R. Wheeler and John M. Fowler. The Audit Committee met six times during the 2006 fiscal year. The Board has determined that each of the current members of the Audit Committee is an “audit committee financial expert” within the meaning of Item 407(d)(5) of SEC Regulation S-B.

Compensation Committee

The Compensation Committee makes determinations concerning salaries and incentive compensation and otherwise determines compensation levels for the Company’s executive officers, directors and other key employees and performs such other functions regarding compensation as the Board may delegate. The current members of the Compensation Committee are John M. Fowler (Chairman), John Radziwill and Robert A. Miller. The Compensation Committee met four times during the 2006 fiscal year.

Nominating Committee

The Nominating Committee reviews and evaluates the effectiveness of the Company’s executive development and succession planning processes, as well as providing active leadership and oversight of these processes. The Nominating Committee also evaluates and recommends nominees for membership on the Company’s Board of Directors and its committees.

The current members of the Nominating Committee are Robert A. Miller (Chairman), John Radziwill and Justin R. Wheeler. The Committee met four times during the 2006 fiscal year.

In September 2005, the Board of Directors adopted a formal policy concerning shareholder recommendations for candidates as nominees to the Board of Directors. The policy has been incorporated into the charter of the Nominating Committee which is posted on the Company’s website. The policy is as follows:

The Nominating Committee is charged with recommending to the entire board a slate of director nominees for election at each annual meeting of the shareholders. Candidates for director nominees are selected for their character, judgment and business experience.

The Committee will consider recommendations from Company shareholders when establishing the slate of director nominees to be submitted to the entire board. Such recommendations will be evaluated by the Committee using the same process and criteria that are used for recommendations received from directors and executive officers. The Committee will consider issues of diversity, experience, skills, familiarity with ethical and corporate governance issues which the Company faces in the current environment, and other relevant factors. The Committee will make these determinations in the context of the perceived needs of the Company at the time.

Procedures by which Shareholders may submit Nominees for Director

For a shareholder to recommend a director nominee to the Committee, the shareholder should send the recommendation to the Chairman of the Nominating Committee, c/o Corporate Secretary, International Assets Holding Corporation, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701. The recommendation should include (a) the name, address and telephone number of the potential nominee; (b) a statement regarding the potential nominee’s background, experience, expertise and qualifications; (c) a signed statement from the potential nominee confirming his or her willingness and ability to serve as a director and abide by the corporate governance policies of International Assets Holding Corporation (including its Code of Ethics) and his or her availability for a personal interview with the Committee; and (d) evidence establishing that the person making the recommendation is a shareholder of the Company.

Recommendations which comply with the foregoing procedures and which are received by the Secretary before September 1 in any year will be forwarded to the Chairman of the Nominating Committee for review and consideration by the Committee for inclusion in the slate of director nominees to be recommended to the entire Board for presentation at the annual meeting of shareholders in the following year.

In evaluating director nominees, the Nominating Committee considers the following factors:

•	the appropriate size of the Company’s Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees, including experience in securities markets, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

The Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. The Nominating Committee also believes that it is appropriate for certain key members of the Company’s management to serve as directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Nominating Committee. Research may also be performed to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

Shareholder Communications with Non-Management Members of the Board

The Company has adopted a formal process for shareholder communications with the independent members of the Board. The policy, which is available on the Company’s website, intlassets.com, is as follows:

Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, International Assets Holding Corporation, 220 East Central Parkway, Suite 2060 Altamonte Springs, FL 32701 or via e-mail to board@intlassets.com.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management directors. Non-management directors may at any time review the log of all correspondence received by the Company that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Rothstein, Kass & Company, P.C. (“Rothstein Kass”) as the Company’s independent registered public accountants for the fiscal year ending September 30, 2007. The Board has endorsed this appointment and it is being presented to the shareholders for ratification.

Representatives of Rothstein Kass are expected to be present at the 2007 annual meeting (either in person or by teleconference), will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Shareholder ratification of the selection of Rothstein Kass as the Company’s independent registered public accountants is not required by the Company’s bylaws or otherwise. However, the Board is submitting the appointment of Rothstein Kass to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the best interests of the Company and its shareholders.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee operates under a written charter approved by the Board, a copy of which may be found on the Company’s website, www.intlassets.com. The Charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants. In fulfilling its oversight responsibilities, the Audit Committee:

•	reviewed the audited consolidated financial statements in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements;

•	reviewed with Rothstein, Kass & Company, P.C., the independent auditors, who are responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards;

•

reviewed the written disclosures and the letter required by Independent Standards Board Standard No. 1. In addition, the Committee has discussed with Rothstein, Kass & Company, P.C. their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence;

•	been advised by Rothstein, Kass & Company, P.C. that it has discussed with the Committee and management all the matters required to be discussed by Statement of Auditing Standards No. 61, as modified, which include among other items, matters related to the conduct of the audit of the Financial Statements;

•	discussed with Rothstein, Kass & Company, P.C. the overall scope and plans for its audit. The Committee meets with Rothstein, Kass & Company, P.C., with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting process;

•	based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006 for filing with the Securities and Exchange Commission; and

•	selected Rothstein, Kass & Company, P.C. to serve as the Company’s independent auditors for 2007.

Respectfully submitted,

THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

John Radziwill, Chairman
Justin R. Wheeler
John M. Fowler

Replacement of KPMG LLP with Rothstein, Kass & Company, P.C. in Fiscal Year 2005

On July 13, 2005, KPMG LLP (“KPMG”) notified the Company that it had resigned as the independent registered public accounting firm for the Company.

The reports of KPMG on the financial statements of the Company for the fiscal years ended September 30, 2004 and 2003, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, other than KPMG’s audit report dated December 12, 2004, except as to Note 2, which is as of May 21, 2005, contained an explanatory paragraph stating that the Company’s financial statements for the fiscal years ended September 30, 2004 and 2003 had been restated. The aforementioned audit report was included in the Company’s Form 10-KSB/A for the fiscal years ended September 30, 2004 and 2003 filed on May 23, 2005.

During the fiscal years ended September 30, 2004 and 2003, and through July 13, 2005, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG’s opinions on the financial statements for such years.

During the fiscal years ended September 30, 2004 and 2003, and through July 13, 2005, there have been no events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B, other than the material weaknesses in internal controls, which were previously disclosed in Item 8A of the Company’s Form 10-KSB/A filed on May 23, 2005 regarding the application of accounting principles with respect to the accounting for: (i) the beneficial conversion feature embedded in the $12,000,000 convertible notes issued by the Company in March 2004; (ii) the recognition of rental expense for certain office leases; and (iii) the effect on income tax of the 7% coupon interest paid by the Company during fiscal 2004 on its convertible notes. The Company has authorized KPMG to respond fully to any inquiries of the Company’s successor accountants concerning the subject matter of these events.

On July 13, 2005, the Audit Committee engaged Rothstein Kass as the independent registered public accounting firm for the Company for the fiscal year ending September 30, 2005 including the June 30, 2005 quarterly review. The Audit Committee of the Board of Directors of the Company participated in and approved the decision to engage Rothstein Kass.

During the fiscal years ended September 30, 2004 and 2003, and through July 13, 2005, the Company did not consult with Rothstein Kass regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of any disagreement or event of the type described in Item 304(a)(1)(iv) of Regulation S-B.

Fees Paid To Independent Registered Public Accounting Firms

Rothstein Kass performed the review of each of the Company’s quarterly reports for the 2006 fiscal year and the audit of the Company’s financial statements for the year ended September 30, 2006.

The following table presents fees billed for professional audit and other services rendered by Rothstein Kass and KPMG for the fiscal year ended September 30, 2006 and rendered by KPMG for the fiscal year ended September 30, 2005.

	Fiscal 2006	Fiscal 2005
Fees billed by Rothstein Kass
Audit Fees(1)	$255,000	$179,250
Audit Related Fees (2)	11,000	—
Tax Fees(3)	10,000	6,125
All Other Fees (4)	27,000	—

Total	$303,000	$185,375

Fees billed by KPMG
Audit Fees(1)		$79,716
Audit Related Fees (2)	$12,500	—
Tax Fees(3)	—	12,295
All Other Fees (4)	—	—

Total	$12,500	$92,011

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees,” including registration statement filings.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax consultation and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance and international tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. During the 2006 fiscal year, 100% of the audit and tax services were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF

ROTHSTEIN, KASS & COMPANY, P.C. AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 12,000,000 SHARES TO 17,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock which the Company is authorized to issue from 12,000,000 shares to 17,000,000 shares. The Board of Directors unanimously recommends that the Company’s shareholders approve this amendment.

As of the Record Date, 7,942,393 shares of the Company’s common stock were issued and outstanding. An additional 1,538,388 shares of common stock were reserved for future issuance under the Company’s stock plans, of which 1,010,320 shares were covered by outstanding options and 528,068 shares were available for future grant or purchase. In addition, 1,266,913 shares of common stock were reserved for future conversion of the Company’s Senior Subordinated Convertible Notes.

The Board of Directors believes that the number of authorized shares of common stock remaining available for future issuance is not sufficient to enable the Company to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in the Company’s best interests to increase the number of authorized shares of common stock as described above. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue common stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as financings, acquisitions, strategic business relationships or stock dividends (including stock splits in the form of stock dividends). Further, the Board of Directors believes the availability of additional shares of common stock will enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives, including the proposed 2007 Restricted Stock Plan. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder’s percentage voting power.

If this Proposal 3 is approved, the authorized shares of common stock in excess of those issued and outstanding, and those issuable pursuant to outstanding options, the existing stock option plans and the Convertible Notes, is estimated to be approximately 6,252,306 shares. Those shares will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by the Company’s shareholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may then be listed or traded. The Company does not presently have any plans to issue any of the excess shares other than as discussed in this proxy statement. However, upon issuance, such shares of common stock will have the same rights as the outstanding shares of common stock. Holders of the Company’s common stock do not have preemptive rights.

The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the Company’s best interests and in the best interests of the Company’s shareholders.

The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock or to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK.

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF SHARES OF COMMON STOCK WHICH THE COMPANY IS AUTHORIZED TO ISSUE FROM 5,000,000 SHARES TO 1,000,000 SHARES

The Board of Directors has approved an amendment to the Company’s Certificate of Incorporation to decrease the number of shares of preferred stock which the Company is authorized to issue from 5,000,000 shares to 1,000,000 shares. The Board of Directors unanimously recommends that the Company’s shareholders approve this amendment.

As of the Record Date, there were no issued or outstanding shares of the Company’s preferred stock. Additionally, no shares were reserved for future issuance under any existing or proposed plan.

The Board has approved the reduction in the authorized number of preferred shares in order to reduce the franchise taxes payable by the Company to the State of Delaware. These taxes are based upon the authorized number of common and preferred shares and the amount of the Company’s assets. The Company estimates that the proposed reduction of 4,000,000 authorized preferred shares will result in substantial savings in 2007 and in future years. The Company estimates that it would have saved $25,250 if the reduction had been effective when it paid its 2006 franchise taxes.

Although the Board is interested in reducing the Company’s franchise taxes, the Board also believes that the Company should retain the ability to issue preferred stock in order to facilitate potential financings, acquisitions and strategic business relationships.

Based on these considerations, the Board determined that the Company should reduce its authorized preferred stock from 5,000,000 shares to 1,000,000 shares. This should result in significant cost savings in the future while retaining the Company’s ability to issue preferred stock when the Board determines that the issuance is appropriate. The continued availability of authorized preferred stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. The proposed amendment is not in response to any effort on the part of any party to acquire control of the Company by means of merger, tender offer, proxy contest or otherwise, or to change the Company’s management.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REDUCE THE COMPANY’S AUTHORIZED PREFERRED SHARES.

PROPOSAL 5 - APPROVAL OF THE PROPOSED 2007 RESTRICTED STOCK PLAN

The Board of Directors has approved a new restricted stock plan (the “Restricted Stock Plan”) under which the Company would issue restricted stock to executive officers, directors and employees. The Restricted Stock Plan is subject to shareholder approval.

The full text of the Restricted Stock Plan is set forth in Exhibit I to this proxy statement.

The purpose of the Restricted Stock Plan is to support the Company’s long-term business objectives in a manner consistent with its executive compensation philosophy. The Board believes that by allowing the Company to offer its employees long-term, “performance-based compensation” through the Restricted Stock Plan, the Company will promote the following key objectives:

•	aligning the interest of employees with those of the shareholders through increased employee ownership of the Company; and

•	attracting, motivating and retaining experienced and highly qualified employees who will contribute to the Company’s financial success.

The Board is also seeking approval of the Restricted Stock Plan in order to be able to grant restricted stock awards as part of the Company’s proposed 2007 Executive Performance Plan. This plan is described under Proposal 6 of this proxy statement.

All employees of the Company and its affiliates are eligible to receive awards under the Restricted Stock Plan. As of September 30, 2006, the Company and its affiliates had approximately 89 employees. The Restricted Stock Plan also provides flexibility to grant equity-based awards to the Company’s non-employee directors.

A maximum of 750,000 shares will be available for restricted stock awards under the Restricted Stock Plan. The Board believes that this number represents a reasonable amount of potential equity dilution and provides a powerful incentive for employees to increase the value of the Company for all shareholders. Excluding the 750,000 new shares available under the Restricted Stock Plan, the potential equity overhang from all stock incentives granted and available to employees and non-employee directors would represent approximately 14.9% of diluted common shares outstanding as of September 30, 2006.1 Including the 750,000 new shares available under the Restricted Stock Plan, the potential equity overhang from all stock incentives granted and available to employees would be approximately 20.6% of diluted common shares outstanding as of September 30, 2006.2

[1]	Diluted common shares outstanding at the end of the 2006 fiscal year include (a) common shares outstanding at fiscal year end plus (b) potential shares from the conversion of convertible senior notes plus (c) shares in the numerator. Equity overhang on this basis using common shares outstanding as of the record date was 14.7%.
[2]	Equity overhang is calculated as all shares issued and outstanding under plans and shares available for grant under plans divided by (a) common shares outstanding at fiscal year end plus (b) potential shares from the conversion of convertible senior notes plus (c) shares in the numerator. Equity overhang on this basis using common shares outstanding as of the record date was 20.4%.

As of the record date, there were 528,068 shares available for grant under all plans and 1,010,320 shares subject to outstanding stock options. As of the Record Date, the weighted average exercise price of outstanding stock options was $5.56.

The following is a summary of the Restricted Stock Plan.

Plan Administration

The selection of employee participants in the Restricted Stock Plan, the level of participation of each participant and the terms and conditions of all awards will be determined by the Compensation Committee. It is intended that each member of the Compensation Committee will be an “independent director” for purposes of the Company’s Corporate Governance Guidelines, the Compensation Committee’s charter and the NASDAQ listing requirements; a “non-employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Code. Currently, the Compensation Committee is comprised of three directors, each of whom meet all of these independence criteria. The Compensation Committee will have the discretionary authority to interpret the Restricted Stock Plan, to prescribe, amend and rescind rules and regulations relating to the Restricted Stock Plan, and to make all other determinations necessary or advisable for the administration of the Restricted Stock Plan. The Committee may delegate authority to administer the Restricted Stock Plan as it deems appropriate, subject to the express limitations set forth in the Restricted Stock Plan. In the case of awards under the Restricted Stock Plan to non-employee directors, the powers of the Compensation Committee will be exercised by the full Board.

Limits on Plan Awards

The Board has reserved a maximum of 750,000 shares for issuance pursuant to restricted stock awards under the Restricted Stock Plan.

Shares delivered under the Restricted Stock Plan will be authorized but unissued shares of common stock, treasury shares or shares purchased in the open market or otherwise. To the extent that any award payable in shares is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made, the shares covered thereby will no longer be charged against the maximum share limitation and may again be made subject to awards under the Restricted Stock Plan. Any shares exchanged by a participant or withheld from a participant as full or partial payment to the Company of the exercise price or the tax withholding upon exercise or payment of an award will not be returned to the number of shares available for issuance under the Restricted Stock Plan.

Eligibility and Participation

All of the employees of the Company and its affiliates, as well as the Company’s non-employee directors, will be eligible to participate in the Restricted Stock Plan. From time to time, the Compensation Committee (or as to non-employee directors, the Board) will determine who will be granted awards, the number of shares subject to such grants and all other terms of awards.

Restricted Stock

A restricted stock award represents shares of common stock that are issued subject to restrictions on transfer and vesting requirements as determined by the Compensation Committee. Vesting requirements may be based on the continued service of the participant for specified time periods or on the attainment of specified business performance goals established by the Committee or both. Subject to the transfer restrictions and vesting requirements of the award, the participant will have the same rights as one of the Company’s shareholders, including all voting and dividend rights, during the restriction period, unless the Committee determines otherwise at the time of the grant.

Section 162(m) Awards

Awards of restricted stock, stock units may qualify under Section 162(m) if they are granted in accordance with the Company’s 2007 Executive Performance Plan and the performance conditions specified thereunder. Under Section 162(m), the terms of the award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award, and must preclude discretion to increase the amount of compensation payable under the terms of the award (but may give the Compensation Committee discretion to decrease the amount of compensation payable).

Effect of Change in Control

The Compensation Committee may include provisions in any awards under the Restricted Stock Plan which address a “change in control”. The Compensation Committee has not yet adopted any policy with respect to this matter.

Limited Transferability

All restricted stock granted under the Restricted Stock Plan are nontransferable except upon death, either by the participant’s will or the laws of descent and distribution or through a beneficiary designation, or in the case of nonqualified options, during the participant’s lifetime to immediate family members of the participant and others as may be approved by the Compensation Committee.

Adjustments for Corporate Changes

In the event of recapitalizations, reclassifications or other specified events affecting the Company or shares of the Company’s common stock, appropriate and equitable adjustments may be made to the number of shares of common stock available for grant, as well as to other maximum limitations under the Restricted Stock Plan, and the number of shares of common stock under outstanding awards.

Term, Amendment and Termination

The Restricted Stock Plan will have a term of five years expiring on December 18, 2011, unless terminated earlier by the Board of Directors. The Board may at any time and from time to time and in any respect amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of NASDAQ or another exchange or securities market or for any other purpose. No amendment or modification of the Restricted Stock Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

Plan Benefits

Future benefits under the Restricted Stock Plan are not currently determinable. During fiscal 2006, stock options were granted under the 2003 Stock Option Plan to the Company’s named executive officers, as set forth in the table captioned Option Grants During Fiscal 2006 below. In addition, stock options were granted during the fiscal year to all named executive officers as a group to purchase 65,000 shares of common stock at an average weighted exercise price of $10.12 per share. Stock options were granted during the fiscal year to all other employees of the Company as a group to purchase 132,800 shares of common stock at an average weighted exercise price of $10.48 per share. No stock options were granted to non-employee directors in 2006.

U.S. Tax Treatment of Awards

Under current United States federal income tax regulations, restricted stock is generally subject to ordinary income tax at the time the restrictions lapse, unless the recipient elects to accelerate recognition as of the date of grant. At that time, the Company will generally be entitled to a corresponding federal income tax deduction at the same time the participant recognizes ordinary income.

Tax Treatment of Awards to Non-Employee Directors and to Employees Outside the United States

The grant and exercise of awards under the Restricted Stock Plan to non-employee directors and to employees outside the United States may be taxed on a different basis.

On December 26, 2006, the closing price of the Company’s common stock traded on the NASDAQ was $27.13 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2007 STOCK INCENTIVE PLAN.

PROPOSAL 6 - APPROVAL OF THE 2007 EXECUTIVE PERFORMANCE PLAN

The Board of Directors and the Compensation Committee have approved a new performance-based plan for executive officers and other key employees or officers who are, or in the opinion of the committee may become, executive officers.

The full text is set forth in Exhibit II to this proxy statement.

The purpose of the performance plan is to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company’s ability to deduct that compensation. The plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations. Section 162(m) requires that the certain material terms of the plan, including the eligibility, business criteria and maximum amounts payable, be approved by the Company’s shareholders. The plan permits awards to be paid in cash and/or restricted stock.

The Compensation Committee will administer the plan and is charged with responsibility for designating eligible participants and establishing specific “performance targets” for each participant in the plan. The performance targets may be based on one or more of the following business criteria (which are defined in Section 2 of the plan), or on any combination thereof, on a consolidated basis:

•	change share price

•	adjusted return on equity

•	control of fixed costs

•	control of variable costs

•	adjusted EBITDA growth

The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). The performance measurement periods are typically a single fiscal year, but may include more than one fiscal year, from October 1, 2006 through September 30, 2011.

With respect to adjusted EBITDA growth, the plan provides that EBITDA for any year will be adjusted as follows: to the extent that any portion of the commodity inventory of the Company and its subsidiaries is valued pursuant to GAAP at the end of any year at the lower of cost or market value, the EBITDA for such year will be increased by the amount of any unrealized gains which the Company would have recognized in that year if such commodity inventory had been valued at market in accordance with GAAP.

With respect to adjusted return on equity and adjusted EBITDA growth, the plan generally requires that adjustments be made to return on equity or EBITDA, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Committee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items:

•	changes in accounting principles that become effective during the performance period;

•	extraordinary, unusual or infrequently occurring events reported in the Company’s public filings, excluding early extinguishment of debt, and

•	the disposition of a business, in whole or in part. The Committee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards.

In addition, the Committee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following:

•	gain or loss from all or certain claims and/or litigation and insurance recoveries,

•	the impact of impairment of tangible or intangible assets,

•	restructuring activities reported in the Company’s public filings, and

•	the impact of investments or acquisitions.

Each of these adjustments may relate to the Company as a whole or any part of the Company’s business or operations, as determined by the Committee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to the Company’s stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.

It is contemplated that the Committee will establish specific annual performance targets that must be met in order for annual bonuses to be paid under the plan to executive officers subject to Section 162(m). Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the plan, the maximum bonus for each fiscal year may not exceed $3,000,000 for any executive.

Over the five-year term of the plan, the maximum per participant amounts are thus $15,000,000 for each executive. Notwithstanding this overall maximum, the Committee has sole discretion to determine, pursuant to its “negative discretion,” whether to actually pay any or all of the maximum permissible bonus or to defer payment or vesting of any bonus, subject in each case to the plan’s terms and any other written commitment authorized by the Committee. The Committee is also authorized to exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate.

Although the Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion chosen for any particular period.

Bonuses will be paid in either cash or a combination of cash and restricted stock if the amount of the bonus exceeds certain thresholds to be established by the Committee. In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied.

If any portion of a bonus is payable in the form of restricted stock, then the restricted stock will be issued to the executive at a discount of 25% to the market value of the Company’s common stock (determined as of the date that is 75 days following the end of the applicable performance period, or, if later, 15 days after the amount of the bonus is determined and certified by the Committee). These shares of restricted stock will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, all as specified with greater particularity in an award agreement to be entered into in accordance with the proposed Restricted Stock Plan. In its discretion, the Committee may waive these provisions and elect to pay 100% of any bonus payable under the plan, regardless of amount, entirely in cash (for example, in the case of a participant who already holds a substantial number of shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any restricted stock award.

In the event sufficient shares are not available pursuant to the Restricted Stock Plan (or the proposed 2007 Restricted Stock Plan is not approved by shareholders), then such portion of the bonus will be payable in cash.

In any case in which a bonus is to be paid to a participant in part in the form of restricted stock, the participant may elect to exchange up to 33% of shares of such restricted stock for options to acquire three times such number of shares of the Company’s common stock pursuant to and in accordance with the 2003 Stock Option Plan (the “Substitute Options”). The Substitute Options will have the following terms:

•	the initial exercise price will be equal to the Fair Market Value (as defined in the Stock Option Plan) of the Company’s common stock on the date that the Substitute Options are granted,

•	the Substitute Options will have a term of four (4) years,

•	the right to exercise the Substitute Options will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, and

•	other terms to be established by the Committee in accordance with the terms of the Stock Option Plan.

A participant’s election to receive Substitute Options must be made by written notice to the Committee not more than five days following the participant’s receipt of notice that the participant has been awarded restricted stock under the plan.

The Company is separately requesting shareholders to approve the adoption of the proposed 2007 Restricted Stock Plan. The terms of the Restricted Stock Plan are described in Proposal 5 in this proxy statement. The maximum number of restricted shares that may be granted to any one participant during the five-year term of the performance plan is 40,000 shares, subject to stock splits and certain other changes in corporate capitalization.

The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).

Awards for 2007. The Committee has established performance targets for bonuses for fiscal year 2007 based upon a combination of:

•	change in share price

•	adjusted return on equity

•	control of fixed costs

•	control of variable costs

•	adjusted EBITDA growth

The specific targets are set forth in the following table:

Performance Targets And Target Bonuses For The Year Ending September 30, 2007

EXECUTIVE COMPENSATION

Target Annual Bonus

	Target
Inc. in Share Price	<5%	5-10%	10-15%	15%	15-20%	20%+
Bonus Award	$0	-60%	-40%	1/4 target bonus	+60%	+100%

Adj. Ret. on Equity	<8%	8-12%	12-15%	15%	17.5-20%	20.0%
Bonus Award	$0	-60%	-40%	1/4 target bonus	+40%	+100%

Control of Costs
Variance against target* in dollar fixed costs	>12%	7-12%	3-7%	0-3%	0-(5)%	(5)-(10)%
Bonus Award	$0	-60%	-40%	1/8 target bonus	+20%	+60%

Variable costs as a percentage of revenue against approved target**	>40%	38-40%	35-38%	32-35%	30-32%	28-30%
Bonus Award	$0	-60%	-40%	1/8 target bonus	+20%	+60%

Adjusted EBITDA Growth
Percentage growth over prior year	<5%	5-10%	10-20%	20-30%	30-40%	>40%
Bonus Award	$0	-60%	-40%	1/4 target bonus	+60%	+100%

*	2007 Performance Target for fixed costs (expressed as a fixed amount):
**	2007 Performance Target for variable costs (expressed as a percentage of total revenues):

The executive officers listed below have been designated to participate in the plan for fiscal year 2007. The target bonuses for these individuals are as follows:

Sean O’Connor	$ 600,000

Scott Branch	$ 600,000

Brian Sephton	$ 450,000

These individuals will be eligible for bonuses for fiscal year 2007 based on the attainment of the performance targets for the year and the Committee’s ability to exercise its negative discretion to reduce the amount of any bonus. Therefore, the amounts that the Company will pay under the plan for fiscal year 2007 (or future years) are not yet determinable.

Other Compensation. The performance plan is not exclusive. The Company may pay cash and other bonuses and other compensation to certain named officers and other officers under other authority of the Board of Directors or applicable law and reserve the right to issue stock options under the 2003 Stock Option Plan. You are not being asked at the meeting to approve any such other compensation. If the performance plan is not approved by the Company’s shareholders, the Company currently contemplates that any bonuses for fiscal year 2007 for named executive officers would be discretionary. Any such bonuses then paid would not be deductible under Section 162(m) to the extent that (when combined with other non-exempt compensation paid) they exceed the $1,000,000 individual limit on non-exempt compensation paid to certain named executive officers.

Recommendation of the Board of Directors. The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its shareholders to enable the Company’s executive performance plan to comply with the requirements of Section 162(m), while retaining the flexibility to make compensation decisions that may not meet Section 162(m) standards in appropriate cases. The Board believes that the performance plan provides important incentives that complement the Company’s existing policies and other plans in linking significant portions of executive compensation to the Company’s performance. The plan also serves the Company’s interests by granting the Committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive’s annual bonus within the maximum limits imposed.

FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE 2007 EXECUTIVE PERFORMANCE PLAN.

PROPOSAL 7 - OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2007 annual meeting. If any other matters are properly brought before the 2007 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT

The following table lists certain information about the executive officers of the Company:

Name	Age	Director Since	Officer Since	Position with the Company
Sean M. O’Connor	44	2002	2002	Director and Chief Executive Officer

Scott J. Branch	44	2002	2002	Director and President

Brian T. Sephton	49	—	2004	Treasurer and Chief Financial Officer

Jonathan C. Hinz	44	—	1995	Group Controller

The background of each of the Company’s executive officers who also serve as a director is set forth in Proposal 1 – Election of Directors. The backgrounds of Mr. Sephton and Mr. Hinz are set forth below.

Brian T. Sephton joined the Company in December 2004 as its Executive Vice President and was appointed Chief Financial Officer effective January 1, 2005. From 1999 until 2004, Mr. Sephton served as Senior Vice President of Standard New York Securities in Miami, Florida, with responsibilities for managing the activities of an office specializing in Latin American investment banking and investment advisory businesses. From 1997 to 1999, Mr. Sephton was Managing Director of Standard Bank Jersey Ltd, a private bank, with responsibilities for all aspects of the bank’s business, including multiple currency deposits, loans, investments, and all operational aspects of the business. During this period, he also served as a director of Standard Bank Offshore Group. Mr. Sephton has also qualified and practiced as a chartered accountant and an attorney in South Africa.

Jonathan C. Hinz joined the Company in 1995 and currently serves as its Group Comptroller. Mr. Hinz served as Chief Financial Officer for the Company from 1999 until January 2005 when he became Group Controller.

Code of Ethics

The Company has adopted a Code of Ethics which applies to the Company’s officers, directors and employees. A copy of the Company’s Code of Ethics is available on the Company’s website www.intlassets.com.

Summary Compensation Table

The following table sets forth information with respect to the compensation awarded, earned or paid during the last three fiscal years to the Company’s Chief Executive Officer and each of the four other mostly highly compensated executive officers of the Company.

		Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compen- sation	Stock Option Awards (Shares)	All other Compen- sation (5)
Diego J. Veitia Director, Executive Chairman of the Board (1)	2006	$46,000	$—	$—	—	$1,380
	2005	$218,400	$—	$—	—	$360
	2004	$200,000	$—	$—	—	$630
Sean M. O’Connor Director and Chief Executive Officer (2)	2006	$175,000	$600,000	$—	—	$10,000
	2005	$175,000	$294,000	$—	25,000	$10,000
	2004	$175,000	$415,000	$—	25,000	$10,000
Scott J. Branch Director and President (2)	2006	$175,000	$600,000	$—	—	$10,000
	2005	$175,000	$294,000	$—	25,000	$10,000
	2004	$175,000	$415,000	$—	25,000	$10,000
Brian T. Sephton Treasurer and Chief Financial Officer (3)	2006	$135,000	$450,000	$—	—	$6,000
	2005	$112,500	$65,000	$—	35,000	$3,400
	2004	$—	$—	$—	—	$—
Jonathan C. Hinz Group Controller(4)	2006	$125,000	$75,000	$—	—	$5,400
	2005	$125,000	$55,000	$—	—	$6,750
	2004	$105,000	$100,000	$—	4,300	$4,000

(1)	Salary for Mr. Veitia for years 2005 and 2004 includes $206,400 and $188,000, respectively, in consulting fees paid to Veitia and Associates, a company owned and controlled by Mr. Veitia.
(2)	In December 2005, Mr. O’Connor and Mr. Branch were each granted options to acquire 25,000 shares of the Company’s common stock with an exercise price of $10.12 (which was at 15% above the market price on the date of the grant). These options were granted in recognition for services performed during the 2005 fiscal year.

(3)	In December 2004, at the commencement of his employment with the Company, Mr. Sephton was granted options to acquire 20,000 shares of common stock at an exercise price of $7.35 (which was the market price on the date of grant). In December 2005, Mr. Sephton was granted options to acquire 15,000 shares of the common stock at an exercise price of $10.12 (which was 15% above the market price on the date of the grant). These options were granted in recognition of services performed during the 2005 fiscal year.
(4)	Mr. Hinz served as Chief Financial Officer and Treasurer until December 31, 2004. He has served as Group Comptroller since that time.
(5)	Represents matching corporate contributions to SIMPLE IRA plan.

Stock Option Plans

The Company’s 2003 Stock Option Plan (the “2003 Plan”) was adopted by the Board of Directors of the Company on December 19, 2002 and approved by the Company’s stockholders on February 28, 2003. The 2003 Plan expires on December 19, 2012. The Company’s Stock Option Plan (the “1993 Plan”) was adopted by the Board of Directors of the Company and approved by the Company’s stockholders on January 23, 1993 and expired on January 23, 2003.

The 1993 Plan and the 2003 Plan (collectively “the Plans”) authorize the grant of stock options to employees, directors and consultants of the Company. Stock options granted under the Plans may be “incentive stock options” meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, or nonqualified stock options, which do not meet the requirements of Section 422. The Company is authorized to issue up to 1,500,000 shares of the Company’s common stock under the 2003 Plan. As of September 30, 2006, options covering 578,750 shares were outstanding under the 2003 Plan. As of September 30, 2006, options covering 407,180 shares were outstanding under the 1993 Plan.

The Plans are currently administered by the Company’s Compensation Committee. The Plans grant broad powers to the Committee and the Board of Directors to administer and interpret the Plans, including the authority to select the individuals to be granted options and to prescribe the particular form and conditions of each option. The Plans require that all options be granted at an exercise price at least equal to the fair market value or, in the case of a beneficiary who possesses more than 10% of the total combined voting power of all classes of the Company’s common stock, not less than 110% of the fair market value of the Company’s common stock on the date of the grant. Awards may be granted pursuant to the 2003 Plan through December 19, 2012, unless the Board of Directors at its sole discretion elects to terminate the 2003 Plan on an earlier date. The Company is no longer authorized to grant additional options under the 1993 Plan because it expired in January 2003.

As of September 30, 2006, the Company had granted options for 985,930 shares of common stock that will become fully vested and non-forfeitable upon the occurrence of a change in control of the Company.

Option Grants in 2006 Fiscal Year

The following table sets forth information concerning stock options granted in the 2006 fiscal year to the executive officers named in the “Summary Compensation Table.”

Name of Executive Officer	Number of Securities Underlying Options Granted (#/Shares)		% of Total Options Granted in Fiscal Year	Exercise Price ($/Share)	Expiration Date
Sean M. O’Connor	25,000	(1)	13.2%	$10.12	December 2, 2009

Scott J. Branch	25,000	(2)	13.2%	$10.12	December 2, 2009

Brian T. Sephton	15,000	(3)	7.9%	$10.12	December 2, 2009

(1)	These options were granted on December 2, 2005. The right of the holder to exercise the options vests at the rate of one-third per year over a period of three years.
(2)	These options were granted on December 2, 2005. The right of the holder to exercise the options vests at the rate of one-third per year over a period of three years.
(3)	These options were granted on December 2, 2005. The right of the holder to exercise the options vests at the rate of one-third per year over a period of three years.

Aggregate Options Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth for each of the executive officers named in the “Summary Compensation Table” certain information concerning options exercised during the 2006 fiscal year and shares subject to both exercisable and unexercisable stock options as of September 30, 2006.

Name of Executive Officer	Shares Acquired on Exercise (number)	Value Realized ($) (1)	Shares Underlying Unexercised Options at September 30, 2006 Exercisable/ Unexercisable (number)	Value of Unexercised In-the-Money Options At September 30, 2006 Exercisable/ Unexercisable ($) (2)
Diego J. Veitia	108,930	$835,088	0 / 0	$0/ $ 0
Sean M. O Connor	—	—	283,333/ 41,667	$5,856,912 /$ 577,138
Scott J. Branch	—	—	283,333/ 41,667	$5,856,912 /$ 577,138
Jonathan C. Hinz	—	—	37,200/0	$733,716/ $0
Brian T. Sephton	—	—	6,667 /28,333	$106,672 /$411,778

(1)	Value realized is equal to the fair market value of the Company’s common stock on the exercise date, less the exercise price, multiplied by the number of shares acquired.
(2)	Value is based on the fair market value of the Company’s common stock on September 30, 2006 ($23.35), less the exercise price.

Compensation of Directors

Each member of the Board of Directors who is not an officer or employee of the Company receives director’s fees of $18,000 per year. The Chairman of each committee of the Board of Directors receives an additional fee of $5,000 per year. Directors are also reimbursed for expenses relating to their attendance at directors’ meetings.

Employment Agreements with Executive Officers

The Company has entered into employment agreements with Sean O’Connor, the Company’s Chief Executive Officer, Scott Branch, the Company’s President and Brian T. Sephton, the Company’s Chief Financial Officer.

The employment agreements for Mr. O’Connor and Mr. Branch each had an effective date of October 22, 2002. These agreements are currently scheduled to expire on October 21, 2007. The agreements provide that they will be automatically extended for one year on each expiration date, unless notice is given 90 days before the current expiration date. The employment agreement for Mr. Sephton had an effective date of December 1, 2004 and has an indefinite term.

Under the terms of the employment agreements, each officer will receive specified annual compensation and other compensation. In particular, Mr. O’Connor is entitled to an initial annual salary of $175,000; Mr. Branch is entitled to an initial annual salary of $175,000; and Mr. Sephton is entitled to an initial annual salary of $135,000. The annual salaries may be increased based on any percentage increase in the consumer price index or such greater amount as may be approved by the Board of Directors. The executives are also entitled to receive bonuses, stock options and other compensation as may be approved by the Board of Directors, as well as life insurance, medical insurance, disability insurance, retirement and other benefits comparable to those provided by comparable companies to their senior executive officers. In the event of termination of the agreements by the Company other than for cause, or if the executive resigns as a result of a breach by the Company, each agreement provides for payments to the relevant officer in an amount equal to 100% of his total compensation for the longer of the remaining term of the agreement or a period of six months (in the case of Mr. O’Connor and Mr. Branch) or four months (in the case of Mr. Sephton).

The Company entered into an employment agreement with Diego Veitia, the Company’s then Executive Chairman, effective October 1, 2002 which was amended as of October 1, 2005. Under terms of the amended agreement, Mr. Veitia received an annual salary of $46,000. He was also eligible to receive bonuses, stock options or other compensation as may be awarded by the Board of Directors, as well as life insurance, medical insurance, disability insurance, retirement and other benefits. The agreement was terminated upon Mr. Veitia’s resignation as Executive Chairman effective September 30, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of the Company’s common stock as of December 15, 2006, by (i) each person known by the Company to own more than 5% of the Company’s common stock, (ii) each director and nominee for director of the Company, (iii) each of the Company’s executive officers named in the “Summary Compensation Table” and (iv) all of the Company’s executive officers and directors of the Company as a group.

Name	Shares Beneficially Owned (1)(2)	Percent of Class
Leucadia National Corporation (3)	1,384,985	16.0%
Sean M. O’Connor (4) (5) (6)	1,216,337	14.1%
St. James Trust (7)	780,434	9.0%
Scott J. Branch (8) (9) (10)	1,037,844	12.0%
Barbara Branch (11)	367,647	4.2%
John Radziwill (12) (13) (14) (15)	832,766	9.6%
Goldcrown Asset Management Ltd. (15)	569,853	6.6%
Samuel and Eileen Taub (16)	473,626	5.5%
Diego J. Veitia (17) (18)	157,927	1.8%
Robert A. Miller (19)	68,648	0.8%
Jonathan C. Hinz (20)	61,404	0.7%
John M. Fowler (21)	51,650	0.6%
Brian T. Sephton (22)	31,400	0.4%
Justin R. Wheeler (23)	1,650	0.0%

All directors and executive officers	3,566,906	40.0%
as a group (24) (ten persons)

(1)	Except as otherwise noted, all shares were owned directly with sole voting and investment power.
(2)	Includes shares of common stock that can be acquired under outstanding options within 60 days from December 15, 2006.
(3)	The address of Leucadia National Corporation is 315 Park Ave. S., New York, New York 10010.
(4)	The address of Sean M. O’Connor is 708 Third Avenue, 7th Floor, New York, New York 10017.
(5)	Includes 780,434 shares held by The St. James Trust. Mr. O’Connor is an advisor to The St. James Trust and his family members are among the beneficiaries of the Trust.
(6)	Includes 299,750 shares which Mr. O’Connor may acquire under outstanding stock options.

(7)	The address of the St. James Trust is Standard Bank Offshore Trust Company Jersey Ltd., Standard Bank House, 47-49 La Motte Street, St. Helier, Jersey JE4 8XR, Channel Islands.
(8)	Scott J. Branch’s address is 708 Third Avenue, 7th Floor, New York, New York 10017.
(9)	Includes 367,647 shares owned by Mr. Branch’s spouse, Barbara Branch.
(10)	Includes 299,750 shares which Mr. Branch may acquire under outstanding stock options.
(11)	Barbara Branch’s address is 708 Third Avenue, 7th Floor, New York, New York 10017.
(12)	Includes 1,650 shares which Mr. Radziwill may acquire under outstanding stock options.
(13)	Includes 569,853 shares owned by Goldcrown Asset Management Limited. Mr. Radziwill is a director and a beneficial owner of more than 10% of Goldcrown Asset Management Limited.
(14)	Includes 173,913 shares owned by Humble Trading Limited. Mr. Radziwill is affiliated with Humble Trading Limited but disclaims beneficial ownership of these shares.
(15)	The address of John Radziwill and Goldcrown Asset Management Limited is 1st Floor, 9 Walton Street, London SW3 2JD.
(16)	The address of Samuel and Eileen Taub is 141 South Linden Drive, Beverly Hills California 90212.
(17)	The address of Diego J. Veitia is P.O. Box 1046, Winter Park, Florida 32790.
(18)	Includes 113,568 shares held by The Diego J. Veitia Family Trust (the “Veitia Family Trust”). Mr. Veitia is the settlor, sole trustee and primary beneficiary of the Veitia Family Trust.
(19)	Includes 37,200 shares which Mr. Hinz may acquire under outstanding stock options.
(20)	Includes 51,480 shares which Mr. Miller may acquire under outstanding stock options.
(21)	Includes 1,650 shares which Mr. Fowler may acquire under outstanding stock options.
(22)	Includes 18,200 shares which Mr. Sephton may acquire under outstanding stock options.
(23)	Includes 1,650 shares which Mr. Wheeler may acquire under outstanding stock options.
(24)	Includes 825,260 shares which may be acquired under outstanding stock options.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership of the common stock with the Securities and Exchange Commission.

Based solely on the review of such reports, the Company is aware the following persons did not file reports under Section 16(a) on a timely basis during the 2006 fiscal year:

•	Diego J. Veitia, an executive officer and director of the Company, did not file reports with respect to six transactions made pursuant to a 10b-5 Plan on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In July 2004, Leucadia National Corporation invested $50,000,000 in a hedge fund managed by INTL Consilium, a limited liability company in which the Company holds a 50.1% interest. In November 2004, Leucadia increased its investment in the fund to $75,000,000. In March 2005, Leucadia further increased its investment by $10,000,000. Justin Wheeler, a director of the Company, is an executive of Leucadia.

GENERAL INFORMATION

Shareholder Proposals

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2008 annual meeting of shareholders and that shareowners desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than September 20, 2006, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2007 annual meeting or to nominate one or more directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareowner must give advance written notice to the Company by December 4, 2007, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Solicitation

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Availability of Form 10-KSB

The Company will provide the Company’s Annual Report on Form 10-KSB for the 2006 fiscal year to shareholders, without charge, upon written request. Such requests should be submitted to Brian T. Sephton, Chief Financial Officer, International Assets Holding Corporation, 220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida 32701. Exhibits to Form 10-KSB will also be provided upon specific request.

Diego J. Veitia
Chairman

January 18, 2007

EXHIBIT I

INTERNATIONAL ASSETS HOLDING CORPORATION

2007 RESTRICTED STOCK PLAN

1. Purpose. The purpose of International Assets Holding Corporation 2007 Restricted Stock Plan is to further align the interests of officers, directors and employees with those of the shareholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its shareholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

2. Definitions. Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

“Affiliate” means (i) any entity that would be treated as an “affiliate” of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

“Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of a Restricted Stock Award granted to a Participant.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Committee” means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

“Company” means International Assets Holding Corporation, a Delaware corporation.

“Date of Grant” means the date on which a Restricted Stock Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

“Disability” means a Participant being considered “disabled” within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

“Eligible Person” means any person who is an officer or other employee of the Company or any Affiliate or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, or any person who is a Non-Employee Director.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of a given date shall be determined as follows:

(i) if the Common Stock is listed on any established stock market or traded on the Nasdaq National Market or Nasdaq Capital Market, the closing sales price for the Common Stock (or the closing bid if no sales are reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the common stock) on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other sources as the Board deems as reliable; or

(ii) in the absence of such markets for the Common Stock, the fair market value of the Common Stock as determined in good faith by the Board.

“Non-Employee Director” means any member of the Board who is not an employee of the Company.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan.

“Plan” means the International Assets Holding Corporation 2007 Restricted Stock Plan as set forth herein, as amended from time to time.

“Restricted Stock Award” means a grant of shares of Common Stock to an Eligible Person under Section 5 hereof that are issued subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

“Service” means a Participant’s employment with the Company or any Affiliate or a Participant’s service as a Non-Employee Director with the Company, as applicable.

3. Administration.

3.1 Committee Members. The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. It is intended that each Committee member shall satisfy the requirements for (i) an “independent director” for purposes of the Company’s Corporate Governance Guidelines and the Compensation Committee Charter, (ii) an “independent director” under rules adopted by NASDAQ, (iii) a “nonemployee director” for purposes of such Rule 16b-3 under the Exchange Act and (iv) an “outside director” under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

3.2 Committee Authority. The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its

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discretion to determine the Eligible Persons to whom, and the time or times at which, Restricted Stock Awards may be granted, the number of shares, subject to each Award, the exercise, base or purchase price of a Restricted Stock Award (if any), the time or times at which a Restricted Stock Award will become vested, exercisable or payable, the performance goals and other conditions of a Restricted Stock Award, the duration of the Restricted Stock Award, and all other terms of the Restricted Stock Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of a Restricted Stock Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Restricted Stock Award without the Participant’s consent. The Committee shall also have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

3.3 Delegation of Authority. The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Restricted Stock Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Restricted Stock Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

3.4 Grants to Non-Employee Directors. Any Restricted Stock Awards or formula for granting Restricted Stock Awards under the Plan made to Non-Employee Directors shall be approved by the Board. With respect to awards to such directors, all rights, powers and authorities vested in the Committee under the Plan shall instead be exercised by the Board, and all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to the Board for such purpose.

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4. Shares Subject to the Plan.

4.1 Maximum Share Limitations. Subject to adjustment pursuant to Section 4.2 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Restricted Stock Awards granted under the Plan shall be 750,000 shares. Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company’s treasury. To the extent that any Restricted Stock Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Restricted Stock Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the shares of Common Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Restricted Stock Awards under the Plan pursuant to such limitations.

4.2 Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock, or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change, or any other change affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made in (i) the maximum number and kind of shares provided in Section 4.1 hereof, (ii) the number and kind of shares of Common Stock subject to then outstanding Restricted Stock Awards, and (iii) any other terms of a Restricted Stock Award that are affected by the event.

5. Restricted Stock Awards.

5.1 Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

5.2 Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award at any time. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

5.3 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear

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a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

5.4 Rights as Shareholder. Subject to the foregoing provisions of this Section 5 and the applicable Award Agreement, the Participant shall have all rights of a shareholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto. The Committee may provide in an Award Agreement for the payment of dividends and distributions to the Participant at such times as paid to shareholders generally or at the times of vesting or other payment of the Restricted Stock Award.

5.5 Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within 30 days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

6. Forfeiture Events.

6.1 General. The Committee may specify in an Award Agreement at the time of the grant of any Restricted Stock Award that the Participant’s rights with respect to a Restricted Stock Award shall be subject to cancellation or forfeiture upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of a Restricted Stock Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

6.2 Termination for Cause. Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant’s employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant’s right to any further payments, vesting or exercisability with respect to any Restricted Stock Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term “cause,” such definition shall apply for purposes of the Plan. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s employment for cause, the Company may suspend the Participant’s rights to vest in any right with respect to any Restricted Stock Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for “cause” as provided in this Section 6.

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7. General Provisions.

7.1 Award Agreement. To the extent deemed necessary by the Committee, each Restricted Stock Award granted under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock subject to the Restricted Stock Award, the purchase price of the Award (if any), the time or times at which the Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on the Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of a Restricted Stock Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such Award or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

7.2 No Assignment or Transfer; Beneficiaries. Restricted Stock Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights specified under a Restricted Stock Award following the Participant’s death.

7.3 Deferrals. The Committee may in its discretion permit a Participant to defer the receipt of delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the satisfaction of vesting or other conditions with respect to a Restricted Stock Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made and the time period of the deferral.

7.4 Rights as Shareholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by a Restricted Stock Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.2 hereof, no adjustment or other provision shall be made for dividends or other shareholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

7.5 Employment or Service. Nothing in the Plan, in the grant of any Restricted Stock Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the Participant’s employment or other service relationship for any reason at any time.

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7.6 Securities Laws. No shares of Common Stock will be issued or transferred pursuant to a Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of a Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

7.7 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from a Restricted Stock Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of a Restricted Stock Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied.

7.8 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to a Restricted Stock Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.

7.9 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to a Restricted Stock Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

7.10 Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

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7.11 Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

7.12 Foreign Jurisdictions. The Committee may adopt, amend and terminate such arrangements and grant such Restricted Stock Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Restricted Stock Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

7.13 Substitute Awards in Corporate Transactions. Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Restricted Stock Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Restricted Stock Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Restricted Stock Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

7.14 Coordination with 2007 Executive Performance Plan. For purposes of Restricted Stock Awards granted under the Plan that are intended to qualify as “performance-based” compensation under Section 162(m) of the Code, such Restricted Stock Awards shall be granted in accordance with the provisions of the Company’s 2007 Executive Performance Plan (or any successor plan) to the extent necessary to satisfy the requirements of Section 162(m) of the Code.

7.15 Governing Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

8. Effective Date; Amendment and Termination.

8.1 Effective Date. The Plan shall become effective following its adoption by the Board and its approval by the Company’s shareholders on the date of the 2007 Annual Meeting of Shareholders. The term of the Plan shall be five (5) years from the date of adoption by the Board, subject to Section 8.3 hereof.

8.2 Amendment. The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company’s shareholders to the extent it deems necessary or advisable in its

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discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the NASDAQ or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Restricted Stock Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

8.3 Termination. The Plan shall terminate on December 18, 2011, which is the fifth (5th) anniversary of the date of its adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Restricted Stock Award theretofore granted without the consent of the Participant or the permitted transferee of the Restricted Stock Award.

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EXHIBIT II

INTERNATIONAL ASSETS HOLDING CORPORATION

2007 EXECUTIVE PERFORMANCE PLAN

Section 1. Purpose of Plan.

The purpose of the Plan is to promote the success of the Company by providing participating executives with incentive compensation that qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 2. Definitions and Terms.

2.1 Accounting Terms. Except as otherwise expressly provided or required by the context, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the consolidated financial statements of the Company, prepared in the ordinary course of business (“GAAP”).

2.2 Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

“Adjusted EBITDA Growth” means the percentage change in EBITDA for any Year compared to the prior Year’s EBITDA, with EBITDA adjusted as follows: to the extent that any portion of the commodity inventory of the Company and its subsidiaries is valued pursuant to GAAP at the end of any Year at the lower of cost or market value, the EBITDA for such Year will be increased by the amount of any unrealized gains which the Company would have recognized in that Year if such commodity inventory had been valued at market in accordance with GAAP.

“Adjusted Return on Equity” shall mean Return on Equity, subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6 at the time Business Criteria and Performance Target(s) are established for any Year or Years.

“Award” means an award under this Plan of a conditional opportunity to receive a Bonus if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period, or an award of Restricted Stock, the vesting of which will occur if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period.

“Base Salary” in respect of any Performance Period means the aggregate base annualized salary of a Participant from the Company and all affiliates of the Company at the time the Participant is selected to participate for that Performance Period, exclusive of any variable compensation, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

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“Bonus” means a cash payment or a cash payment opportunity under the Plan, as the context requires.

“Business Criteria” means a combination of Increase in Share Price, Adjusted Return on Equity, Control of Fixed Costs, Control of Variable Costs and Adjusted EBITDA Growth.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Company’s Board of Directors or such other Committee as from time to time the Board of Directors may designate to administer the Plan in accordance with Section 3.1 hereof and Section 162(m).

“Company” means International Assets Holding Corporation, a Delaware corporation.

“Control of Fixed Costs” means, in respect of any Performance Period, the percentage derived by dividing the actual fixed costs incurred by the Company, calculated on a consolidated basis, during such Performance Period, by the Performance Target for fixed costs for such Performance Period (which Performance Target will be expressed as a fixed amount).

“Control of Variable Costs” means, in respect of any Performance Period, the percentage derived by dividing the variable costs of the Company, calculated on a consolidated basis and expressed as a percentage of total revenues, during such Performance Period, by the Performance Target for the variable costs for such Performance Period (which Performance Target will be expressed as a percentage of total revenues).

“EBITDA” means consolidated net income of the Company before (i) interest income; (ii) interest expense; (iii) income taxes; and (iv) depreciation and amortization, but after reduction in respect of pre-tax minority shareholder interests in any subsidiary of the Company.

“Executive” means a key employee (including any officer) of the Company who is (or in the opinion of the Committee may during the applicable Performance Period become) a “covered employee” for purposes of Section 162(m).

“Increase in Share Price” means, in respect of any Performance Period, the percentage increase, if any, in the Share Price during such Performance Period after taking into account any stock split or consolidation.

“Net Income” for any Year means the consolidated net income of the Company, as reported in the consolidated financial statements of the Company for the Year; provided, however, that in the event of a change in accounting principles affecting the Company or Net Income during a Performance Period, Net Income shall be determined without regard to such change unless otherwise specified by the Committee at the time the Business Criteria and Performance Targets for any Awards relative to such Performance Period are established.

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“Options” means options to acquire the Company’s common stock issued pursuant to the Stock Option Plan.

“Participant” means an Executive selected to participate in the Plan by the Committee.

“Performance Period” means the Year or Years (or portions thereof) with respect to which the Performance Targets are set by the Committee.

“Performance Target(s)” means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the applicable Performance Period in respect of any one or more of the Business Criteria.

“Plan” means this 2007 Executive Performance Plan, as amended from time to time.

“Restricted Stock” means an Award of Shares under Section 4.10 that are nontransferable and subject to forfeiture conditions and other restrictions on ownership until specific vesting conditions established by the Committee under the Award are satisfied.

“Restricted Stock Plan” means the Company’s 2007 Restricted Stock Plan, as amended, or any other shareholder approved stock incentive plan of the Company.

“Return on Equity” means the Net Income divided by the average of the common shareholders equity of the Company at the end of each of the four fiscal quarters of the Year, as reported by the Company in its consolidated financial statements; provided, however, that in the event of a change in accounting principles affecting the Company or Return on Equity during a Performance Period, Return on Equity shall be determined without regard to such change unless otherwise specified by the Committee at the time the Business Criteria and Performance Targets for any Awards relative to such Performance Period are established.

“Section 162(m)” means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

“Share Price” shall mean, as of any day, the value of the common stock determined as follows:

(i) if the Shares are listed on any established stock market or traded on the Nasdaq National Market or Nasdaq Capital Market, the per share closing sales price for the Shares (or the closing bid if no sales are reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the common stock) on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other sources as the Board deems as reliable; or

(ii) in the absence of such markets for the Shares, the per share fair market value of the Shares as determined in good faith by the Board.

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“Shares” means shares of common stock of the Company or any securities or property, including rights into which the same may be converted by operation of law or otherwise.

“Stock Option Plan” means the Company’s 2003 Stock Option Plan.

“Substitute Options” has the meaning provided in Section 4.11.

“Year” means a fiscal year of the Company commencing on or after October 1, 2006 that constitutes all or part of the applicable Performance Period and ends no later than September 30, 2011.

Section 3. Administration of the Plan.

3.1 The Committee. The Plan shall be administered by a Committee consisting of at least three members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan who are “outside directors” within the meaning of Section 162(m).

3.2 Powers of the Committee. The Committee shall have the sole authority to establish and administer the Business Criteria and Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Awards under the Plan and, subject to the terms of the Plan, the amount or Shares under such Awards, and the time or times at which and the form and manner in which Awards will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Awards under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.

3.3 Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

3.4 Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee’s authority under other provisions of the Plan, but subject to any express limitations of the Plan and compliance with Section 162(m), the Committee shall have the authority to accelerate an Award (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for an Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of an Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody’s Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section

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162(m)). Any deferred payment shall be subject to Section 4.9 and, if applicable, Section 4.10. In addition, and notwithstanding anything elsewhere in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an Award that payment or vesting shall be accelerated upon the death or disability of a Participant, a change in control of the Company, or upon termination of the Participant’s employment without cause or as a constructive termination, as and in the manner provided by the Committee, and subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

Section 4. Bonus Awards.

4.1 Provision for Bonus. Pursuant to the Plan, the Bonus for which each Participant is eligible will be based on the Business Criteria established pursuant to the Plan (i.e., a combination of Increase in Share Price, Adjusted Return on Equity, Control of Fixed Costs, Control of Variable Costs and Adjusted EBITDA Growth). Each Year, for each Participant, the Committee will establish a specific Performance Target with respect to each of the Business Criteria, along with a targeted amount of Bonus payable if such Performance Target is achieved. If a Performance Target is exceeded with respect to any of the Business Criteria, the Bonus payable may go up, whereas if a Performance Target is not attained, the Bonus payable may go down, all in accordance with the Committee’s determinations pursuant to the Plan. For the Year ending September 30, 2007, the Performance Targets and target Bonuses for each of the Participants is as set forth in Exhibit A. For subsequent Years, the applicable Performance Targets and Performance Periods, as well as target Bonuses for each of the Participants, will be determined by the Committee based upon the same Business Criteria and consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained in any Year, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitment.

4.2 Selection of Performance Target(s). The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m). The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand-alone basis with respect to the Company or on an a relative basis with respect to any peer companies or index selected by the Committee. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.8. The objective formula or standard shall preclude the use of discretion to increase the maximum amount of any Bonus earned pursuant to the terms of the Award.

4.3 Maximum Individual Bonus. Notwithstanding any other provision hereof, no Executive shall receive a Bonus under the Plan for any one Year in excess of three million dollars ($3,000,000.00). The foregoing limit shall be subject to adjustments consistent with Section 3.4 in the event of acceleration or deferral.

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4.4 Selection of Participants. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participate in the Plan.

4.5 Effect of Mid-Year Commencement of Service; Termination of Employment. To the extent compatible with Sections 4.2 and 5.8, if services as an Executive commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant a Bonus that is proportionately adjusted based on the period of actual service during the Year; the amount of any Bonus paid to such person shall not exceed that proportionate amount of the applicable maximum individual bonus under Section 4.3. In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Awards or other written contract with the Company.

4.6 Adjustments. To preserve the intended incentives and benefits of an Award based on Adjusted Return on Equity or Adjusted EBITDA Growth, the Committee shall apply the objective formula or standard with respect to the applicable Performance Target in a manner that shall eliminate, in whole or in part, in such manner as is specified by the Committee, the effects of the following:

•	the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period;

•	the gain, loss, income or expense reported by the Company in its public filings with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, excluding gains or losses on the early extinguishment of debt, as determined in accordance with Opinion No. 30 of the Accounting Principles Board, and

•	the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business, in whole or in part.

The Committee may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to a specific Award. In addition, the Committee may determine at the time the Performance Targets are established that other adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period:

•	gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation,

•	the impact of impairment of tangible or intangible assets,

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•	the impact of restructuring activities, including but not limited to reductions in force, that are reported in the Company’s public filings covering the Performance Period, and

•	the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year.

Each of the adjustments described in this Section 4.6 may relate to the Company as a whole or any part of the business or operations of the Company or its affiliates, as determined by the Committee at the time the Performance Targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. In addition to the foregoing, the Committee shall adjust any Business Criteria, Performance Targets or other features of an Award that relate to or are wholly or partially based on the number of, or the value of, any Shares, to reflect a change in the Company’s capitalization, such as a stock split or dividend, or a corporate transaction, such as a merger, consolidation, separation (including a spin-off or other distribution of stock or property), or a reorganization of the Company.

4.7 Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant’s Bonus shall be calculated (in accordance with Sections 4.1 and 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or 4.3 of the Plan or award a Bonus under this Plan if the qualifying ranges of Performance Target(s) have not been satisfied.

4.8 Committee Certification. No Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4.9 Time of Payment; Deferred Amounts. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee’s determinations under this Section 4 and the certification of the Committee’s findings under Section 4.8. Any such payment shall be in cash or cash equivalent or in such other form of equal value on such payment date (including Restricted Shares as contemplated by Section 4.10) as the Committee may approve or require, subject to applicable withholding requirements and, if applicable, Section 4.10. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to compliance with Section 162(m) and to any prior written commitments and to any

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conditions consistent with Sections 3.4, 4.3, 4.10 and 5.8 that it deems appropriate), defer the payout or vesting of any Bonus and/or provide to Participants the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan and as contemplated by Section 4.10. In the case of any deferred payment of a Bonus after the attainment of the applicable Performance Target(s), any amount in excess of the amount otherwise payable shall be based on either Moody’s Average Corporate Bond Yield (or such other rate of interest that is deemed to constitute a “reasonable rate of interest” for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments (including Shares) such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s), unless the alternative deferred payment is otherwise exempt from the limitations under Section 162(m).

4.10 Payouts of Bonus through Restricted Stock. Subject to Sections 4.11 and 4.12, a portion of any Bonus payable under the Plan will be paid in the form of Restricted Stock issued to the Participant at a discount of 25% to the market value of the Company’s common stock (determined as of the date that is 75 days following the end of the applicable Performance Period, or, if later, 15 days after the amount of the Bonus is determined and certified by the Committee pursuant to Section 4.8), which Restricted Stock will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, all as specified with greater particularity in an Award Agreement entered into in accordance with the Restricted Stock Plan. The specific portion of each Bonus payable in Restricted Stock pursuant to this Section 4.10 in respect of any Performance Period will be based on a schedule (the “Restricted Stock Schedule”) established by the Committee in its discretion at or about the time the Committee establishes the Performance Targets applicable during such Performance Period. For the Year ending September 30, 2007, the Restricted Stock Schedule is as set forth in Exhibit B. Any Restricted Stock which may be issued hereunder shall thereafter be subject to adjustments for changes in corporate capitalization as provided in the Restricted Stock Plan. Dividend equivalent rights thereafter earned may be accrued and payable in cash or Shares or any combination thereof, in the Committee’s discretion. In its discretion, the Committee may waive the provisions of this Section 4.10 and choose to pay 100% of any Bonus payable under the Plan, regardless of amount, entirely in cash (for example, in the case of a Participant who already holds a substantial number of Shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any Restricted Stock award hereunder. In the event sufficient Shares are not available pursuant to the Restricted Stock Plan to pay any portion of any Bonus in Restricted Stock in accordance with this Section 4.10, then such portion of the Bonus will be payable in cash.

4.11 Election to Receive Options in Lieu of Restricted Stock. In any case in which a Bonus is to be paid to a Participant in part in the form of Restricted Stock, the Participant may elect to exchange up to 33% of shares of such Restricted Stock (or the right to receive the same) for Options to acquire three (3) times such number of shares of the Company’s common stock pursuant to and in accordance with the Stock Option Plan (the “Substitute Options”). The Substitute Options will have the following terms: (1) the initial exercise price will be equal to the Fair Market Value (as defined in the Stock Option Plan) of the Company’s common stock on the date that the Substitute Options are granted, (ii) the Substitute Options will have a term of four (4) years, (iii) the right to exercise the Substitute Options will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each

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subsequent one-third to vest at the end of each subsequent year, and (iv) other terms to be established by the Committee in accordance with the terms of the Stock Option Plan. A Participant’s election to receive Substitute Options hereunder shall be made by written notice to the Committee not more than five (5) days following the Participant’s receipt of notice that the Participant has been awarded Restricted Stock pursuant to Section 4.10.

4.12 Maximum Awards. Without limiting the terms of the Restricted Stock Plan, the maximum number of Shares that may be subject to Restricted Stock granted to any one Participant pursuant to Section 4.10 shall be limited to forty thousand (40,000) Shares per Year, subject to adjustment to reflect changes in corporate capitalization in the same manner as provided in the Restricted Stock Plan.

Section 5. General Provisions.

5.1 No Right to Awards or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, or any interest in, an Award or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. Nothing in this Section 5.1, however, is intended to adversely affect any express independent right of any person under a separate employment agreement. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts hereunder have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, unless the Committee otherwise expressly provides by written contract or other written commitment.

5.2 Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

5.3 No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an “unfunded” plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participant or former Participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.

5.4 Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to

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anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 5.4 shall not apply to an assignment of a contingency or payment due (i) after the death of a Participant to the deceased Participant’s legal representative or beneficiary or (ii) after the disability of a Participant to the disabled Participant’s personal representative.

5.5 Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

5.6 Non-Exclusivity. The Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, including, without limitation, the issuance of restricted stock under the Restricted Stock Plan.

5.7 Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Awards made hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

Section 6 Amendments, Suspension or Termination of Plan.

The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment shall be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m).

10

EXHIBIT A

PERFORMANCE TARGETS AND TARGET BONUSES FOR THE YEAR ENDING

SEPTEMBER 30, 2007

Approved by the Company’s Compensation Committee

EXECUTIVE COMPENSATION

Target Annual Bonus

	Target
Inc. in Share Price	<5%	5-10%	10-15%	15%	15-20%	20%+
Bonus Award	$0	-60%	-40%	1/4 target bonus	+60%	+100%
Adj. Ret. on Equity	<8%	8-12%	12-15%	15%	17.5-20%	20.0%
Bonus Award	$0	-60%	-40%	1/4 target bonus	+40%	+100%
Control of Costs
Variance against target* in dollar fixed costs	>12%	7-12%	3-7%	0-3%	0-(5)%	(5)-(10)%
Bonus Award	$0	-60%	-40%	1/8 target bonus	+20%	+60%
Variable costs as a percentage of revenue against approved target**	>40%	38-40%	35-38%	32-35%	30-32%	28-30%
Bonus Award	$0	-60%	-40%	1/8 target bonus	+20%	+60%
Adjusted EBITDA Growth
Percentage growth over prior year	<5%	5-10%	10-20%	20-30%	30-40%	>40%
Bonus Award	$0	-60%	-40%	1/4 target bonus	+60%	+100%

*	2007 Performance Target for fixed costs (expressed as a fixed amount):
**	2007 Performance Target for variable costs (expressed as a percentage of total revenues):

EXHIBIT B

RESTRICTED STOCK SCHEDULE FOR THE YEAR ENDING SEPTEMBER 30, 2007

In respect of the Year ending September 30, 2007, the Portion of each Bonus under the Plan that will be payable in Restricted Stock pursuant to Section 4.10 of the Plan will be based on a sliding scale, as follows:

Portion of Bonus not exceeding $200,000: 15%

Portion of Bonus exceeding $200,000 but not exceeding $400,000: 20%

Portion of Bonus exceeding $400,000 but not exceeding $600,000: 25%

Portion of Bonus exceeding $600,000: 30%

PROXY

INTERNATIONAL ASSETS HOLDING CORPORATION

220 E. CENTRAL PARKWAY

SUITE 2060

ALTAMONTE SPRINGS, FLORIDA 32701

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS DIEGO J. VEITIA AND SEAN M. O’CONNOR, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF INTERNATIONAL ASSETS HOLDING CORPORATION HELD OF RECORD BY THE UNDERSIGNED ON DECEMBER 26, 2006, AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2007 OR ANY ADJOURNMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

1.	To elect seven directors to serve until the 2008 annual meeting of the shareholders.

FOR all nominees listed (except as marked to the contrary )

WITHHOLD AUTHORITY to vote for all nominees listed

01 Diego J. Veitia

02 Sean M. O’Connor

03 Scott J. Branch

04 Robert A. Miller

05 John Radziwill

06 Justin R. Wheeler

07 John M. Fowler

(Instruction: To withhold authority to vote for any individual nominee, place a line through the nominee’s name.)

2.	To ratify the appointment of Rothstein, Kass & Co. P.C. as the Company’s registered independent public accountants for the 2007 fiscal year.

	FOR	AGAINST	ABSTAIN

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the total number of shares of common stock which the Company is authorized to issue from 12,000,000 shares to 17,000,000 shares.

	FOR	AGAINST	ABSTAIN

4.	To approve an amendment to the Company’s Certificate of Incorporation to decrease the total number of shares of preferred stock which the Company is authorized to issue from 5,000,000 shares to 1,000,000 shares.

	FOR	AGAINST	ABSTAIN

5.	To approve the proposed International Assets Holding Corporation 2007 Restricted Stock Plan.

	FOR	AGAINST	ABSTAIN

6.	To approve the proposed International Assets Holding Corporation 2007 Executive Performance Plan.

	FOR	AGAINST	ABSTAIN

7.	In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s) in items 1, 2, 3, 4, 5 and 6 above. If this card contains no specific voting instructions, the shares will be voted FOR the election of all nominees for director; FOR the ratification of Rothstein, Kass & Co. PC as the Company’s independent public accountants; and, FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to increase the authorized common stock; FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation to reduce the authorized preferred stock; FOR the approval of the proposed International Assets Holding Corporation 2007 Restricted Stock Plan; and FOR the approval of the proposed International Assets Holding Corporation 2007 Executive Compensation Plan.

Dated , 2006

Signature

Signature if held jointly

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.